NEWS

FOR IMMEDIATE RELEASE
Media relations contact:
Charles Coleman, (626) 302-7982
Investor relations contact:
Scott Cunningham, (626) 302-2540

Edison International Reports Fourth Quarter and Full-Year 2014 Results

ROSEMEAD, Calif., February 24, 2015 - Edison International (NYSE: EIX) today reported fourth quarter 2014 net income on a GAAP basis of $420 million, or $1.29 per share, compared to $301 million, or $0.92 per share, in the fourth quarter of 2013. On an adjusted basis, Edison International’s fourth quarter 2014 core earnings were $355 million, or $1.08 per share, compared to $264 million, or $0.81 per share, in the fourth quarter of 2013.

Southern California Edison’s (SCE) fourth quarter 2014 core earnings increased $98 million, or $0.30 per share, primarily due to higher authorized revenue from rate base growth, higher income tax benefits, and lower severance costs. In the fourth quarter of 2014, the California Public Utilities Commission (CPUC) authorized an increase in SCE's revenue due to a revised determination of rate base for deferred income taxes that increased earnings by $18 million, or $0.05 per share. Edison International Parent and Other’s fourth quarter 2014 core earnings decreased $7 million, or $0.03 per share, primarily due to lower income tax benefits and higher corporate expenses, partially offset by higher income from Edison Capital’s investments in affordable housing projects.

Edison International's fourth quarter 2014 core earnings exclude income of $24 million, or $0.08 per share, related to a revised estimated impact of the San Onofre Nuclear Generating Station (SONGS) Settlement, and income of $41 million, or $0.13 per share, primarily due to discontinued operations. Edison International's fourth quarter 2013 core earnings exclude income of $37 million, or $0.11 per share, from discontinued operations.

"Edison International delivered strong financial results in 2014," said Ted Craver, chairman and chief executive officer of Edison International. "Southern California Edison’s continued electric grid investments and good cost management are key factors in this performance. Our stock performed well as we resolved key uncertainties and took an important first step to return the dividend to our target payout ratio of 45-55% of SCE’s earnings. Looking ahead, we see sustained high levels of SCE investment to help meet California’s public policy objectives and assure grid reliability for our customers."
Full-Year Earnings

For the year ended December 31, 2014, Edison International reported net income on a GAAP basis of $1,612 million, or $4.95 per share, compared to $915 million, or $2.81 per share, during the same period in 2013. On an adjusted basis, Edison International’s core earnings were $1,497 million, or $4.59 per share, compared to $1,237 million, or $3.80 per share, in 2013.

SCE’s core earnings for 2014 increased $260 million, or $0.80 per share, from 2013 primarily due to higher authorized revenue from rate base growth, higher income tax benefits and lower severance costs. In the fourth quarter of 2014, the CPUC authorized an increase in SCE's revenue due to a revised determination of rate base for deferred income taxes that increased earnings by $18 million, or $0.05 per share. In addition, during 2014, SCE recorded earnings of $11 million, or $0.03 per share, from a change in estimate of revenues under its Federal Energy Regulatory Commission formula rate, and $9 million, or $0.03 per share, of benefits related to generator settlements. Edison International Parent and Other's core losses for 2014 included higher corporate and new business expenses, offset by higher income from Edison Capital's investments in affordable housing projects.

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Edison International Reports Fourth Quarter and Full-Year 2014 Financial Results

Edison International's full-year 2014 core earnings exclude charges of $72 million, or $0.22 per share, related to the SONGS Settlement Agreement, and income of $187 million, or $0.58 per share, primarily due to discontinued operations. Edison International' s 2013 core earnings excludes a $365 million charge, or $1.12 per share, related to the permanent retirement of SONGS Units 2 and 3, and income of $43 million, or $0.13 per share, primarily due to discontinued operations.

Edison International uses core earnings, which is a non-GAAP financial measure that adjusts for significant discrete items that management does not consider representative of ongoing earnings. Edison International management believes that core earnings provide more meaningful comparisons of performance from period to period. Please see the attached tables for a reconciliation of core earnings to basic earnings.

2015 Earnings Guidance

Edison International will provide 2015 earnings guidance after a final decision has been issued by the California Public Utilities Commission on the Southern California Edison 2015 General Rate Case. See the presentation accompanying the company’s conference call for further information.

About Edison International

Edison International (NYSE:EIX), through its subsidiaries, is a generator and distributor of electric power and an investor in energy services and technologies, including renewable energy. Headquartered in Rosemead, Calif., Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities.

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Edison International Reports Fourth Quarter and Full-Year 2014 Financial Results

Appendix

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and core earnings per share (EPS) internally for financial planning and for analysis of performance. We also use core earnings and core EPS when communicating with analysts and investors regarding our earnings results to facilitate comparisons of the Company’s performance from period to period. Financial measures referred to net income, basic EPS, core earnings, or core EPS also applies to the description of earnings or earnings per share.

Core earnings and core EPS are non-GAAP financial measures and may not be comparable to those of other companies. Core earnings and core EPS are defined as basic earnings and basic EPS excluding income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. Basic earnings and losses refer to net income or losses attributable to Edison International shareholders. Core earnings are reconciled to basic earnings in the attached tables. The impact of participating securities (vested awards that earn dividend equivalents that may participate in undistributed earnings with common stock) for the principal operating subsidiary is not material to the principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which is included in Edison International Parent and Other.

Risk Disclosure Statement

Forward-looking statements about the financial outlook for Edison International and its subsidiaries are included in this news release. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Edison International’s Form 10-K, most recent Form 10-Q, and other reports and presentations filed with the Securities and Exchange Commission which are available at: www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

Reminder: Edison International Will Hold a Conference Call Today

When:    Tuesday, February 24, 2015, 2:00 p.m. (Pacific Time)
Telephone Numbers:    1-800-369-2198 (US) and 1-773-756-4618 (Int'l) - Passcode: Edison
Telephone Replay:    1-866-443-2924 (US) and 1-203-369-1100 (Int’l) - Passcode: 254516
Telephone replay available through March 5, 2015
Webcast:     www.edisoninvestor.com

Edison International Reports Fourth Quarter and Full-Year 2014 Financial Results

Fourth Quarter and Full-Year Reconciliation of
Core Earnings Per Share to Basic Earnings Per Share

	Three months ended December 31,			Years ended December 31,
	2014	2013	Change	2014	2013	Change
Earnings (loss) per share attributable to Edison International
Continuing operations
SCE	$1.17	$0.79	$0.38	$4.46	$2.76	$1.70
Edison International Parent and Other	—	0.02	(0.02)	(0.08)	(0.06)	(0.02)
Discontinued operations	0.12	0.11	0.01	0.57	0.11	0.46
Edison International	1.29	0.92	0.37	4.95	2.81	2.14
Less: Non-core items
SCE	0.08	—	0.08	(0.22)	(1.12)	0.90
Edison International Parent and Other	0.01	—	0.01	0.01	0.02	(0.01)
Discontinued operations	0.12	0.11	0.01	0.57	0.11	0.46
Total non-core items	0.21	0.11	0.10	0.36	(0.99)	1.35
Core earnings (losses)
SCE	1.09	0.79	0.30	4.68	3.88	0.80
Edison International Parent and Other	(0.01)	0.02	(0.03)	(0.09)	(0.08)	(0.01)
Edison International	$1.08	$0.81	$0.27	$4.59	$3.80	$0.79
Note: Diluted earnings were $1.27 and $0.92 per share for the three months ended December 31, 2014 and 2013, respectively, and $4.89 and $2.78 per share for the years ended December 31, 2014 and 2013, respectively.

Fourth Quarter and Full-Year Reconciliation of
Core Earnings to Basic Earnings (in millions)

	Three months ended December 31,			Years ended December 31,
(in millions)	2014	2013	Change	2014	2013	Change
Net income (loss) attributable to Edison International
Continuing operations
SCE	$380	$258	$122	$1,453	$900	$553
Edison International Parent and Other	1	6	(5)	(26)	(21)	(5)
Discontinued operations	39	37	2	185	36	149
Edison International	420	301	119	1,612	915	697
Less: Non-core items
SCE	24	—	24	(72)	(365)	293
Edison International Parent and Other	2	—	2	2	7	(5)
Discontinued operations	39	37	2	185	36	149
Total non-core items	65	37	28	115	(322)	437
Core earnings (losses)
SCE	356	258	98	1,525	1,265	260
Edison International Parent and Other	(1)	6	(7)	(28)	(28)	—
Edison International	$355	$264	$91	$1,497	$1,237	$260

Edison International Reports Fourth Quarter and Full-Year 2014 Financial Results

Consolidated Statements of Income	Edison International

	Quarters ended December 31,		Years ended December 31,
(in millions, except per-share amounts)	2014	2013	2014	2013
Total operating revenue	$3,114	$2,943	$13,413	$12,581
Purchased power and fuel	1,029	1,073	5,593	4,891
Operation and maintenance	901	892	3,149	3,473
Depreciation, decommissioning and amortization	472	398	1,720	1,622
Property and other taxes	87	79	322	309
Impairment and other charges	(68)	(4)	157	571
Total operating expenses	2,421	2,438	10,941	10,866
Operating income	693	505	2,472	1,715
Interest and other income	39	33	147	124
Interest expense	(138)	(143)	(560)	(544)
Other expenses	(29)	(36)	(80)	(74)
Income from continuing operations before income taxes	565	359	1,979	1,221
Income tax expense	159	70	443	242
Income from continuing operations	406	289	1,536	979
Income (loss) from discontinued operations, net of tax	39	37	185	36
Net income (loss)	445	326	1,721	1,015
Preferred and preference stock dividend requirements of utility	28	25	112	100
Other noncontrolling interests	(3)	—	(3)	—
Net income (loss) attributable to Edison International common shareholders	$420	$301	$1,612	$915
Amounts attributable to Edison International common shareholders:
Income from continuing operations, net of tax	$381	$264	$1,427	$879
Income (loss) from discontinued operations, net of tax	39	37	185	36
Net income (loss) attributable to Edison International common shareholders	$420	$301	$1,612	$915
Basic earnings (loss) per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding	326	326	326	326
Continuing operations	$1.17	$0.81	$4.38	$2.70
Discontinued operations	0.12	0.11	0.57	0.11
Total	$1.29	$0.92	$4.95	$2.81
Diluted earnings (loss) per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding, including effect of dilutive securities	329	328	329	329
Continuing operations	$1.15	$0.81	$4.33	$2.67
Discontinued operations	0.12	0.11	0.56	0.11
Total	$1.27	$0.92	$4.89	$2.78
Dividends declared per common share	$0.4175	$0.3550	$1.4825	$1.3675

Edison International Reports Fourth Quarter and Full-Year 2014 Financial Results

Consolidated Balance Sheets	Edison International

	December 31,
(in millions)	2014	2013
ASSETS
Cash and cash equivalents	$132	$146
Receivables, less allowances of $68 and $66 for uncollectible accounts at respective dates	790	838
Accrued unbilled revenue	632	596
Inventory	281	256
Derivative assets	102	122
Regulatory assets	1,254	538
Deferred income taxes	452	421
Other current assets	376	395
Total current assets	4,019	3,312
Nuclear decommissioning trusts	4,799	4,494
Other investments	207	207
Total investments	5,006	4,701
Utility property, plant and equipment, less accumulated depreciation and amortization of $8,132 and $7,493 at respective dates	32,859	30,379
Nonutility property, plant and equipment, less accumulated depreciation of $76 and $74 at respective dates	122	76
Total property, plant and equipment	32,981	30,455
Derivative assets	219	251
Regulatory assets	7,612	7,241
Other long-term assets	349	686
Total long-term assets	8,180	8,178

Total assets	$50,186	$46,646

Edison International Reports Fourth Quarter and Full-Year 2014 Financial Results

Consolidated Balance Sheets	Edison International

	December 31,
(in millions, except share amounts)	2014	2013
LIABILITIES AND EQUITY
Short-term debt	$1,291	$209
Current portion of long-term debt	504	601
Accounts payable	1,580	1,407
Accrued taxes	81	358
Customer deposits	221	201
Derivative liabilities	196	152
Regulatory liabilities	401	767
Other current liabilities	1,205	1,186
Total current liabilities	5,479	4,881
Long-term debt	10,234	9,825
Deferred income taxes and credits	7,313	7,346
Derivative liabilities	1,052	1,042
Pensions and benefits	2,155	1,378
Asset retirement obligations	2,821	3,418
Regulatory liabilities	5,889	4,995
Other deferred credits and other long-term liabilities	2,255	2,070
Total deferred credits and other liabilities	21,485	20,249
Total liabilities	37,198	34,955
Commitments and contingencies
Redeemable noncontrolling interest	6	—
Common stock, no par value (800,000,000 shares authorized; 325,811,206 shares issued and outstanding at respective dates)	2,445	2,403
Accumulated other comprehensive loss	(58)	(13)
Retained earnings	8,573	7,548
Total Edison International's common shareholders' equity	10,960	9,938
Noncontrolling interests - preferred and preference stock of utility	2,022	1,753
Total equity	12,982	11,691

Total liabilities and equity	$50,186	$46,646

Edison International Reports Fourth Quarter and Full-Year 2014 Financial Results

Consolidated Statements of Cash Flows	Edison International

	Years ended December 31,
(in millions)	2014	2013	2012
Cash flows from operating activities:
Net income (loss)	$1,721	$1,015	$(92)
Less: Income (loss) from discontinued operations	185	36	(1,686)
Income from continuing operations	1,536	979	1,594
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	1,815	1,696	1,634
Allowance for equity during construction	(65)	(72)	(96)
Impairment and other charges	157	571	(28)
Deferred income taxes and investment tax credits	522	345	141
Other	20	18	94
EME settlement payments	(225)	—	—
Changes in operating assets and liabilities:
Receivables	64	(56)	(13)
Inventory	(25)	80	10
Accounts payable	14	45	14
Prepaid and accrued taxes	(100)	(92)	189
Other current assets and liabilities	(103)	(155)	114
Derivative assets and liabilities, net	(40)	(30)	262
Regulatory assets and liabilities, net	(358)	(322)	(314)
Nuclear decommissioning trusts	39	76	192
Other noncurrent assets and liabilities	(3)	(116)	178
Operating cash flows from continuing operations	3,248	2,967	3,971
Operating cash flows from discontinued operations, net	—	—	(637)
Net cash provided by operating activities	3,248	2,967	3,334
Cash flows from financing activities:
Long-term debt issued, net of discount and issuance costs of $6, $18 and $4 at respective periods	494	1,973	391
Long-term debt matured or repurchased	(607)	(1,017)	(6)
Bonds remarketed, net	—	195	—
Preference stock issued, net	269	387	804
Preference stock redeemed	—	(400)	(75)
Short-term debt financing, net	1,079	32	(264)
Cash contribution from redeemable noncontrolling interest	9	—	—
Dividends to noncontrolling interests	(111)	(101)	(82)
Dividends paid	(463)	(440)	(424)
Other	(25)	(48)	(68)
Financing cash flows from continuing operations	645	581	276
Financing cash flows from discontinued operations, net	—	—	374
Net cash provided by financing activities	645	581	650
Cash flows from investing activities:
Capital expenditures	(3,906)	(3,599)	(4,149)
Proceeds from sale of nuclear decommissioning trust investments	10,079	5,617	2,122
Purchases of nuclear decommissioning trust investments	(10,123)	(5,715)	(2,337)
Proceeds from sale of assets	6	181	114
Other	37	(56)	4
Investing cash flows from continuing operations	(3,907)	(3,572)	(4,246)
Investing cash flows from discontinued operations, net	—	—	(1,037)
Net cash used by investing activities	(3,907)	(3,572)	(5,283)
Net decrease in cash and cash equivalents	(14)	(24)	(1,299)
Cash and cash equivalents at beginning of year	146	170	1,469
Cash and cash equivalents at end of year	$132	$146	$170

Edison International Reports Fourth Quarter and Full-Year 2014 Financial Results

Consolidated Statements of Income		Southern California Edison Company

	Quarters ended December 31,		Years ended December 31,
(in millions)	2014	2013	2014	2013
Operating revenue	$3,104	$2,931	$13,380	$12,562
Purchased power and fuel	1,029	1,073	5,593	4,891
Operation and maintenance	870	876	3,057	3,416
Depreciation, decommissioning and amortization	472	398	1,720	1,622
Property and other taxes	86	79	318	307
Impairment and other charges	(68)	—	163	575
Total operating expenses	2,389	2,426	10,851	10,811
Operating income	715	505	2,529	1,751
Interest and other income	17	33	122	122
Interest expense	(131)	(136)	(533)	(520)
Other expenses	(29)	(36)	(79)	(74)
Income before income taxes	572	366	2,039	1,279
Income tax expense	164	83	474	279
Net income	408	283	1,565	1,000
Less: Preferred and preference stock dividend requirements	28	25	112	100
Net income available for common stock	$380	$258	$1,453	$900

Edison International Reports Fourth Quarter and Full-Year 2014 Financial Results

Consolidated Balance Sheets	Southern California Edison Company

	December 31,
(in millions)	2014	2013
ASSETS
Cash and cash equivalents	$38	$54
Receivables, less allowances of $68 and $66 for uncollectible accounts at respective dates	749	813
Accrued unbilled revenue	632	596
Inventory	275	256
Derivative assets	102	122
Regulatory assets	1,254	538
Deferred income taxes	—	303
Other current assets	390	393
Total current assets	3,440	3,075
Nuclear decommissioning trusts	4,799	4,494
Other investments	158	140
Total investments	4,957	4,634
Utility property, plant and equipment, less accumulated depreciation of $8,132 and $7,493 at respective dates	32,859	30,379
Nonutility property, plant and equipment, less accumulated depreciation of $75 and $70 at respective dates	69	72
Total property, plant and equipment	32,928	30,451
Derivative assets	219	251
Regulatory assets	7,612	7,241
Other long-term assets	300	398
Total long-term assets	8,131	7,890

Total assets	$49,456	$46,050

Edison International Reports Fourth Quarter and Full-Year 2014 Financial Results

Consolidated Balance Sheets	Southern California Edison Company

	December 31,
(in millions, except share amounts)	2014	2013
LIABILITIES AND EQUITY
Short-term debt	$667	$175
Current portion of long-term debt	300	600
Accounts payable	1,556	1,373
Accrued taxes	87	57
Customer deposits	221	201
Derivative liabilities	196	152
Regulatory liabilities	401	767
Deferred income taxes	209	39
Other current liabilities	1,183	1,034
Total current liabilities	4,820	4,398
Long-term debt	9,624	9,422
Deferred income taxes and credits	8,288	7,841
Derivative liabilities	1,052	1,042
Pensions and benefits	1,672	951
Asset retirement obligations	2,819	3,418
Regulatory liabilities	5,889	4,995
Other deferred credits and other long-term liabilities	2,010	1,845
Total deferred credits and other liabilities	21,730	20,092
Total liabilities	36,174	33,912
Commitments and contingencies
Common stock, no par value (560,000,000 shares authorized; 434,888,104 shares issued and outstanding at each date)	2,168	2,168
Additional paid-in capital	618	592
Accumulated other comprehensive loss	(28)	(11)
Retained earnings	8,454	7,594
Total common shareholder's equity	11,212	10,343
Preferred and preference stock	2,070	1,795
Total equity	13,282	12,138
Total liabilities and equity	$49,456	$46,050

Edison International Reports Fourth Quarter and Full-Year 2014 Financial Results

Consolidated Statements of Cash Flows	Southern California Edison Company

	Years ended December 31,
(in millions)	2014	2013	2012
Cash flows from operating activities:
Net income	$1,565	$1,000	$1,660
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	1,810	1,694	1,633
Allowance for equity during construction	(65)	(72)	(96)
Impairment and other charges	163	575	32
Deferred income taxes and investment tax credits	462	420	256
Other	11	14	86
Changes in operating assets and liabilities:
Receivables	64	(57)	(23)
Inventory	(19)	80	10
Accounts payable	12	59	(9)
Prepaid and accrued taxes	129	(93)	254
Other current assets and liabilities	(107)	(171)	114
Derivative assets and liabilities, net	(40)	(30)	(86)
Regulatory assets and liabilities, net	(358)	(322)	34
Nuclear decommissioning trusts	39	76	192
Other noncurrent assets and liabilities	(6)	(125)	29
Net cash provided by operating activities	3,660	3,048	4,086
Cash flows from financing activities:
Long-term debt issued, net of discount and issuance costs of $2, $18 and $4, at respective dates	498	1,973	391
Long-term debt matured or repurchased	(607)	(1,016)	(6)
Bonds remarketed, net	—	195	—
Preferred stock issued, net	269	387	804
Preference stock redeemed	—	(400)	(75)
Short-term debt financing, net	490	(1)	(250)
Dividends paid	(489)	(587)	(551)
Other	20	(43)	(57)
Net cash provided by financing activities	181	508	256
Cash flows from investing activities:
Capital expenditures	(3,857)	(3,598)	(4,149)
Proceeds from sale of nuclear decommissioning trust investments	10,079	5,617	2,122
Purchases of nuclear decommissioning trust investments	(10,123)	(5,715)	(2,337)
Proceeds from sale of assets	4	181	—
Other	40	(32)	10
Net cash used by investing activities	(3,857)	(3,547)	(4,354)
Net (decrease) increase in cash and cash equivalents	(16)	9	(12)
Cash and cash equivalents, beginning of year	54	45	57
Cash and cash equivalents, end of year	$38	$54	$45